                                                                    EXHIBIT 99.9

                           COMPUTATIONAL MATERIALS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)       SERIES 2005-SL3
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                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[359,443,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-SL3




                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                    ABN AMRO
                                    TRUSTEE





                               OCTOBER [27], 2005

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Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                           COMPUTATIONAL MATERIALS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)       SERIES 2005-SL3
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                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy, nor shall there be any sale of the securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


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Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                              SCENARIO                             1                2                 2                 2
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                                 SPEED           PRICING      100% pricing     100% pricing      100% pricing     100% pricing
                                 RATES                           Forward       Forward -50       Forward +100     Forward +200
                              TRIGGERS                             Fail            Fail              Fail             Fail
                          CLEANUP CALL                         To Maturity     To Maturity       To Maturity      To Maturity
                   DEFAULT P&I ADVANCE                         100% Advance    100% Advance      100% Advance     100% Advance
                      DEFAULT SEVERITY                             100%            100%              100%             100%
                  DEFAULT RECOVERY LAG            Months         12 months       12 months         12 months        12 months
                       DEFAULT BALANCE                       Current Balance  Current Balance  Current Balance   Current Balance
                       CPR = CDR + CRR  Capped at prepay
                             CPR = CRR      PSA standard        CPR = CRR        CPR = CRR       CPR = CRR          CPR = CRR
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                   INITIAL
       RATINGS        BOND        SUB-
CLASS    M/S          SIZE  ORDINATION
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A      Aaa/AAA       69.75      33.95   CDR
                                        CummLosses
M1     Aa2/AA         8.45      25.50   CDR                            14.97             15.31            4.07             13.11
                                        CummLosses            115,292,742.24    117,239,984.30  110,029,109.25    104,233,079.13
                                                                    (30.66%)          (31.18%)        (29.26%)          (27.72%)
M2     A2/A           6.90      18.60   CDR                            10.93             11.27           10.07              9.17
                                        CummLosses             90,323,866.12     92,564,978.60   84,530,084.76     78,267,275.82
                                                                    (24.02%)          (24.62%)        (22.48%)          (20.82%)
B1     Baa1/BBB+      4.05      14.55   CDR
                                        CummLosses
B2     Baa2/BBB       1.70      12.85   CDR
                                        CummLosses
B3     Baa3/BBB-      1.65      11.20   CDR
                                        CummLosses
B4     Ba1/BB+        1.60       9.60   CDR
                                        CummLosses
B5     Ba2/BB         1.50       8.10   CDR
                                        CummLosses
                                 8.10   CDR
                                        CummLosses
                                 8.10   CDR
                                        CummLosses
                                 8.10   CDR
                                        CummLosses
                        --       8.10   CDR                               --                --              --                --
                                        CummLosses
OC                    4.40       8.10                                     --                --              --                --